SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C.  20549


                     FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of
       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 16, 1996


              CAROLCO PICTURES INC.

(Exact name of registrant as specified in its charter)


             Delaware                 1-9264              95-406437
          (State or other         (Commission          (I.R.S. Employer
  jurisdiction of Incorporation)  File Number)       Identification No.)


8800 Sunset Boulevard, Los Angeles, California  90069
  (Address of principal executive offices)   (zip code)

Registrant's telephone number, including area code: (310) 859-8800


                       N/A
(Former name or former address, if changed since last report)


                     Exhibit Index at page 5

Item 5. Other Events.

         On January 16, 1996, Carolco Pictures Inc. (the
"Company") entered into a definitive agreement for the sale of its film library and related payment rights to Canal + D.A. ("Canal+"), an affiliate of Canal+ S.A., the French pay television company. The sales price for the library is $58 million. The sale to Canal+ is subject to certain conditions including approval by the Bankruptcy Court having jurisdiction over the Company's Chapter 11 bankruptcy case, since the Company's liabilities exceed the sales price and the proceeds from the Company's remaining assets will not make up the short-fall.

         Twentieth Century Fox Film Corporation ("Fox") previously had agreed to pay $43 million (subject to an increase to $47.5 million in certain circumstances) for substantially all of the Company's assets. Canal+ outbid Fox for the film library after a series of bids and counterbids resulting in the final $58 million bid by Canal+. Fox will receive from the Company $1.25 million in breakup fees and expenses pursuant to the terms of Fox's agreement with the Company.

         At a hearing held on January 16, 1996, the Bankruptcy
Court approved the termination of the Fox agreement and authorized the Company to go forward with the $58 million bid from Canal+. A hearing to approve the Canal+ agreement was then set for March 5, 1996, at which time an auction for the Company's film library as a whole will be held in accordance with overbid procedures established by the Bankruptcy Court. Overbids for the film library must be at least $500,000 over the existing high bid and Canal+ will have the right to match any overbid. Notice of the auction sale will be mailed to creditors and other parties in the next few weeks. The Company's studio and its development projects (including various sequel and other rights) will be sold pursuant to separate procedures to be announced in the near future.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              The Exhibits listed below are filed as part of this Report.

              Exhibit No.                Description of Exhibit

              10.1                Sale of Assets
                                  agreement dated as of
                                  January 16, 1996
                                  between Carolco
                                  Pictures Inc. and
                                  Canal+ D.A.

              99.1                Press Release dated
                                  January 16, 1996.


                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CAROLCO PICTURES INC.
                        By: __________________________
                              Karen A. Taylor
                              Senior Vice President,
                          Chief Financial Officer and Secretary

Date: January 16, 1996



              EXHIBIT INDEX

              Exhibit No.                Description of Exhibit

              10.1                Sale of Assets
                                  agreement dated as of
                                  January 16, 1996
                                  between Carolco
                                  Pictures Inc. and
                                  Canal+ D.A.

              99.1                Press Release dated
                                  January 19, 1996.